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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  March 25, 2002
                                                 -------------------------------


                             DIGI INTERNATIONAL INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          DELAWARE                      0-17972                 41-1532464
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)





               11001 BREN ROAD EAST
               MINNETONKA, MINNESOTA                             55343
--------------------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code (952) 912-3444
                                                   -----------------------------




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Item 7. Financial Statements and Exhibits.

                  On March 25, 2002, Digi International Inc. ("Digi") completed the sale of substantially all of the assets of its MiLAN legacy business to a wholly owned subsidiary of Communications Systems, Inc. ("CSI") pursuant to an Asset Purchase Agreement, dated as of March 21, 2002, by and between Digi and CSI, as amended by Amendment No. 1 to Asset Purchase Agreement, dated as of March 25, 2002 (the "Sale").

                  This Current Report on Form 8-K/A includes certain financial information required by Item 7 that was not contained in the Current Report on Form 8-K dated and filed April 5, 2002 (File No. 0-17972) relating to the Sale.

                  The following information follows or is attached hereto as an exhibit:

                  (b)      Pro Forma Financial Information.

                           The following information is incorporated by reference to Exhibit 99.3 to the Registrant's Current Report on Form 8-K/A dated April 26, 2002 and filed with the Commission on April 29, 2002 (File No. 0-17972):

                           (i)      NetSilicon

                                    Introduction to Unaudited Pro Forma Combined
                                    Condensed Statement of Operations

                                    Unaudited Pro Forma Combined Condensed
                                    Statement of Operations for the year ended
                                    September 30, 2001

                                    Notes to Unaudited Pro Forma Combined
                                    Condensed Financial Statements

                           (ii)     Digi International Inc.

                                    Introduction to Unaudited Pro Forma Combined
                                    Condensed Financial Statements

                                    Unaudited Pro Forma Combined Condensed
                                    Balance Sheet as of December 31, 2001

                                    Unaudited Pro Forma Combined Condensed
                                    Statement of Operations for the three months ended December 31, 2001

                                    Unaudited Pro Forma Combined Condensed
                                    Statement of Operations for the year ended
                                    September 30, 2001

                                    Notes to Unaudited Pro Forma Combined
                                    Condensed Financial Statements

                  (c)      Exhibits.

                           2.1 Asset Purchase Agreement, dated as of March 21, 2002, by and between Digi International Inc. and Communications Systems, Inc. (incorporated by reference to the like numbered Exhibit to the Registrant's Current Report on Form 8-K dated March 25, 2002 and filed with the Commission on April 5, 2002 (File No. 0-17972)).

                           2.2 Amendment No. 1 to Asset Purchase Agreement, dated as of March 25, 2002, by and between Digi International Inc. and Communications




                                       2

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                                    Systems, Inc. (incorporated by reference to
                                    the like numbered Exhibit to the
                                    Registrant's Current Report on Form 8-K
                                    dated March 25, 2002 and filed with the
                                    Commission on April 5, 2002 (File No.
                                    0-17972)).

                           99.1     Press Release dated March 22, 2002
                                    (incorporated by reference to the like
                                    numbered Exhibit to the Registrant's Current
                                    Report on Form 8-K dated March 25, 2002 and filed with the Commission on April 5, 2002 (File No. 0-17972)).

                           99.2     Press Release dated March 25, 2002
                                    (incorporated by reference to the like
                                    numbered Exhibit to the Registrant's Current
                                    Report on Form 8-K dated March 25, 2002 and filed with the Commission on April 5, 2002 (File No. 0-17972)).




                                       3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      DIGI INTERNATIONAL INC.



Date:  April 26, 2002                 By /s/ Subramanian Krishnan
                                         ---------------------------------------
                                            Subramanian Krishnan
                                            Senior  Vice  President, Chief
                                            Financial Officer and Treasurer




                                       4


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                                  EXHIBIT INDEX


No.             Exhibit                                                                             Manner of Filing
---             -------                                                                             ----------------
2.1             Asset Purchase Agreement, dated as of March 21, 2002, by and between Digi           Incorporated by
                International Inc. and Communications Systems, Inc. (incorporated by reference to   Reference
                the like numbered Exhibit to the Registrant's Current Report on Form 8-K dated
                March 25, 2002 and filed with the Commission on April 5, 2002 (File No. 0-17972)).

2.2             Amendment No. 1 to Asset Purchase Agreement, dated as of March 25, 2002, by and     Incorporated by
                between Digi International Inc. and Communications Systems, Inc. (incorporated by   Reference
                reference to the like numbered Exhibit to the Registrant's Current Report on Form
                8-K dated March 25, 2002 and filed with the Commission on April 5, 2002 (File No.
                0-17972)).

99.1            Press Release dated March 22, 2002 (incorporated by reference to the like           Incorporated by
                numbered Exhibit to the Registrant's Current Report on Form 8-K dated March 25,     Reference
                2002 and filed with the Commission on April 5, 2002 (File No. 0-17972)).

99.2            Press Release dated March 25, 2002 (incorporated by reference to the like           Incorporated by
                numbered Exhibit to the Registrant's Current Report on Form 8-K dated March 25,     Reference
                2002 and filed with the Commission on April 5, 2002 (File No. 0-17972)).
